UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20002 North 19th Avenue
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 8.01	OTHER EVENTS
On November 24, 2020, the Board of Directors (the "Board") of Knight-Swift Transportation Holdings Inc., a Delaware corporation (the "Company"), approved the repurchase of up to $250 million of the Company's outstanding common stock (the "2020 Knight-Swift Repurchase Plan"). With the adoption of the 2020 Knight-Swift Repurchase Plan, the Company terminated the $250 million repurchase plan previously approved by the Board in May 2019 (the "2019 Knight-Swift Repurchase Plan"). The Company purchased approximately $145.0 million, or 3.7 million shares, of its common stock under the 2019 Knight-Swift Repurchase Plan during the fourth quarter of 2020, leaving less than $54.1 million in remaining purchase authorization upon termination.
The Company intends to repurchase shares of common stock under the 2020 Knight-Swift Repurchase Plan when it is opportune to do so, using a variety of methods, which may include but is not limited to open market purchases, block trades, the implementation of a 10b5-1 plan, and/or any other available methods in accordance with Securities and Exchange Commission and other applicable legal requirements. The timing, prices, and volume of purchases will depend upon prevailing stock prices, the Company’s leverage ratio, general economic and market conditions, and other considerations. The 2020 Knight-Swift Repurchase Plan does not obligate the Company to repurchase or otherwise acquire any of its common stock. The 2020 Knight-Swift Repurchase Plan may be suspended, modified, or discontinued at any time and without notice, at the Board’s discretion.
The information in Item 8.01 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. In Item 8.01 of this report, the statements regarding the 2020 Knight-Swift Repurchase Plan are forward-looking statements. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	November 30, 2020	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer